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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 1998




                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-25374              77-0250147
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)




         420 NORTH MARY AVENUE
         SUNNYVALE, CALIFORNIA                                       94086
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(Address of principal executive offices)                           (Zip Code)




       Registrant's telephone number, including area code: (408) 774-4000
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                                 Not applicable.
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On June 25, 1998, the Registrant issued and sold 3,000 shares of its Series C Convertible Preferred Stock (the "Series C Shares") and warrants to purchase 150,000 shares of the Registrant's Common Stock at an exercise price of $17.22 per share (the "Warrants") to four existing stockholders of the Registrant for an aggregate purchase price of $30,000,000 (the "Series C Financing").

         The Series C Shares are convertible, at the option of the holder, into shares of the Registrant's Common Stock at the lower of (i) $19.49 and (ii) a price based on the market price of the Company's Common Stock prior to conversion. With limited exceptions, the Series C Shares are not convertible into Common Stock until five months after the date of issuance and, subject to extension under certain circumstances, shall automatically convert into Common Stock on June 25, 2001, unless sooner converted. The number of shares of Common Stock into which the Series C Shares are convertible is subject to adjustment if the Registrant fails to satisfy various conditions, including, among other things, conditions relating to the timely registration of the Common Stock into which the Series C Preferred Stock is convertible and timely delivery of shares of Common Stock upon such conversion. The Series C Shares accrue dividends at a rate of 5% per annum, payable quarterly in cash or in shares of the Registrant's Common Stock.

         In connection with the Series C Financing, certain holders of shares of the Company's 5 1/2% Cumulative Convertible Series B Preferred Stock (the "Series B Preferred Stock") agreed (i) to purchase 2,000 additional shares of Series B Preferred Stock and warrants to purchase an additional 160,000 shares of Common Stock for an aggregate purchase price of $2,000,000 and (ii) to convert at least 2,500 currently oustanding shares of Series B Preferred Stock into Common Stock. In addition, the Company waived its rights to require the holders of the Series B Preferred Stock to purchase an additional 5,000 shares of Series B Preferred Stock and warrants to acquire 400,000 shares of Common Stock.

         The foregoing description of the Series C Financing is qualified in its entirety by the Securities Purchase Agreement, dated June 24, 1998, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit No.   Description
                  -----------   -----------

                  3.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Registrant, filed with the Secretary of State of the State of Delaware on June 25, 1998

                  4.1 Securities Purchase Agreement (the "Securities Purchase Agreement"), dated June 24, 1998, by and among the Registrant and the buyers listed on the Schedule of Buyers thereto (the "Buyers")

                  4.2 Form of Warrant issued to the Buyers pursuant to the Securities Purchase Agreement

                  4.3 Registration Rights Agreement, dated June 24, 1998, by and among the Registrant and the Buyers



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       General Magic, Inc.



June 29, 1998                          By:  /s/ Mary E. Doyle
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                                            Mary E. Doyle
                                            General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.       Description
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3.1               Certificate of Designations, Preferences and Rights of Series
                  C Convertible Preferred Stock of the Registrant, filed with the Secretary of State of the State of Delaware on June 25,
                  1998

4.1 Securities Purchase Agreement (the "Securities Purchase Agreement"), dated June 24, 1998, by and among the Registrant and the buyers listed on the Schedule of Buyers thereto (the "Buyers")

4.2 Form of Warrant issued to the Buyers pursuant to the Securities Purchase Agreement

4.3 Registration Rights Agreement, dated June 24, 1998, by and among the Registrant and the Buyers


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